                                                                 Exhibit 99.01

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
               SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
               ---------------------------------------------------
                       For Month Ending    January 31,                2001
                                        ----------------

BEGINNING BALANCE IN ALL ACCOUNTS                                 $          -
                                                                  ------------

RECEIPTS:
          1. Receipts from operations                             $     18,119
                                                                  ------------
          2. Other Receipts                                       $     26,008
                                                                  ------------
          3. Miscellaneous Receipts                               $     77,212
                                                                  ------------
          4. Sale Of Assets (3)                                   $ 20,000,000
                                                                  ------------
          5. Foothill Funding                                     $    579,000
                                                                  ------------
          6. General Motors Funding                               $    432,000
                                                                  ------------

DISBURSEMENTS:
          3. Net payroll:
             a. Officers                                          $     31,033
                                                                  ------------
             b. Others                                            $     62,082
                                                                  ------------

          4. Taxes
             a. Federal Income Taxes                              $     29,599
                                                                  ------------
             b. FICA withholdings                                 $     11,542
                                                                  ------------
             c. Employee's withholdings (2)                       $     11,913
                                                                  ------------
             d. Employer's FICA                                   $     11,542
                                                                  ------------
             e. Federal Unemployment Taxes                        $        954
                                                                  ------------
             f. State Income Tax                                  $      4,500
                                                                  ------------
             g. State Employee withholdings                       $          -
                                                                  ------------
             h. All other taxes                                   $      1,950
                                                                  ------------

          5. Necessary expenses:
             a. Rent or mortgage payments (s)                     $    26,725
                                                                  ------------
             b. Utilities                                         $     65,769
                                                                  ------------
             c. Insurance                                         $    611,639
                                                                  ------------
             d. Merchandise bought for                            $      7,425
                   manufacture or sale                            ------------

             e. Other necessary expenses
                    Foothill Secured Loan (3)                     $  9,314,435
                                                                  ------------
                    Asset Sale Related Expenses (3)               $  1,338,821
                                                                  ------------
                    GM DIP Loan (3)                               $  4,344,999
                                                                  ------------
                    Professional/Trustee Fees                     $    147,670
                                                                  ------------
                    All Other Disbursements                       $     60,687
                                                                  ------------

TOTAL DISBURSEMENTS                                               $ 16,083,284
                                                                  ------------

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                                $  5,049,055
                                                                                   ------------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798         $  5,167,314
       OPERATING ACCOUNT: 5800272592                                               ------------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798         $      9,947
       PAYROLL ACCOUNT: 5800272618                                                 ------------

ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798         $    (85,736)
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                                  ------------

ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
       PAYROLL ACCOUNT: 5800026501                                                 $      7,115
                                                                                   ------------
ENDING BALANCE IN ALL ACCOUNTS                                    $  5,098,640
                                                                  ------------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments
(3) Please refer to "Flow of Funds" tab in this workbook for information regarding receipts and disbursements related to the sale of Verson assets.


                            OPERATING REPORT Page 1
                                  Exhibit "B"

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                                RECEIPTS LISTING
                                ----------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------


SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF JANUARY 1, 2001 THROUGH JANUARY 31, 2001 (1) (2)


DATE RECEIVED                   DESCRIPTION                                        AMOUNT
-------------                   -----------                                        ------
None                    General Motors                                          $          -
None
None                    Chrysler Progress Payments                                         -
None                    Chrysler Holdbacks                                                 -
None                    Chrysler Repairs                                                   -
None                    Misc. Holdbacks & Acceptances                                      -
None                    Verson Std. Products                                               -
None                    Corporate                                                          -
None                    Receipt of Escrow                                                  -
None                    Note Receivable                                                    -
                        Additional Receipts                                                -
Various                           Employee Related/COBRA Receipts-Foothill            18,119
Various                           Parts & Service Receipts-Foothill                   26,008
Various                           Misc Receipts-Foothill                              77,212
Various                           Net Proceeds Of Business Sale                   20,000,000
Various                           Foothill Funding                                   579,000
Various                           GM Funding                                         432,000
                                                                                ------------
          TOTAL RECEIPTS                                                        $ 21,132,339
                                                                                ------------

(1) Please see attached pages for the detail of receipts by Company bank account
(2) Excludes receipts that inure to the benefit of Foothill Capital Corporation


                       OPERATING REPORT Page 2 (2 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                                RECEIPTS LISTING
                                ----------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------


Bank:           LASALLE BANK N.A.
                ---------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ---------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ---------------------------------------------------------------

Account No.:    5800272592
                ---------------------------------------------------------------


DATE RECEIVED                   DESCRIPTION                                       AMOUNT
-------------                   -----------                                       ------
None                    General Motors                                          $          -
None                    Chrysler Progress Payments                                         -
None                    Chrysler Holdbacks                                                 -
None                    Chrysler Repairs                                                   -
None                    Misc. Holdbacks & Acceptances                                      -
None                    Verson Std. Products                                               -
None                    Corporate                                                          -
None                    Receipt of Escrow                                                  -
None                    Note Receivable                                                    -
Various                 Additional Receipts                                                -
Various                           Employee Related/COBRA Receipts-Foothill            18,119
Various                           Parts & Service Receipts-Foothill                   26,008
Various                           Misc Receipts-Foothill                              77,212
Various                           Net Proceeds Of Business Sale                   20,000,000
Various                           Foothill Funding                                   579,000
Various                           GM Funding                                         432,000
                                                                                ------------
          TOTAL RECEIPTS                                                       $ 21,132,339
                                                                                ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (3 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                                RECEIPTS LISTING
                                ----------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272618
                ----------------------------------------------------------------


DATE RECEIVED                   DESCRIPTION                                        AMOUNT
-------------                   -----------                                       -------
None                    General Motors                                          $          -
None                    Chrysler Progress Payments                                         -
None                    Chrysler Holdbacks                                                 -
None                    Chrysler Repairs                                                   -
None                    Misc. Holdbacks & Acceptances                                      -
None                    Verson Std. Products                                               -
None                    Corporate                                                          -
None                    Receipt of Escrow                                                  -
None                    Note Receivable                                                    -
                        Additional Receipts
None                              Employee Related/COBRA Receipts-Foothill                 -
None                              Parts & Service Receipts-Foothill                        -
None                              Misc Receipts-Foothill                                   -
None                              Net Proceeds Of Business Sale                            -
None                              Foothill Funding                                         -
None                              GM Funding                                               -
                                                                                ------------
          TOTAL RECEIPTS                                                       $          -
                                                                                ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.


                       OPERATING REPORT Page 2 (4 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                                RECEIPTS LISTING
                                ----------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272600
                ----------------------------------------------------------------


DATE RECEIVED                   DESCRIPTION                                       AMOUNT
-------------                   -----------                                       ------
None                    General Motors                                          $          -
None                    Chrysler Progress Payments                                         -
None                    Chrysler Holdbacks                                                 -
None                    Chrysler Repairs                                                   -
None                    Misc. Holdbacks & Acceptances                                      -
None                    Verson Std. Products                                               -
None                    Corporate                                                          -
None                    Receipt of Escrow                                                  -
None                    Note Receivable                                                    -
                        Additional Receipts
None                              Employee Related/COBRA Receipts-Foothill                 -
None                              Parts & Service Receipts-Foothill                        -
None                              Misc Receipts-Foothill                                   -
None                              Net Proceeds Of Business Sale                            -
None                              Foothill Funding                                         -
None                              GM Funding                                               -
                                                                                ------------
          TOTAL RECEIPTS                                                       $          -
                                                                                ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.



                       OPERATING REPORT Page 2 (5 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                                RECEIPTS LISTING
                                ----------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800026501
                ----------------------------------------------------------------


DATE RECEIVED                    DESCRIPTION                                      AMOUNT
-------------                    -----------                                      ------
None                    General Motors                                          $          -
None                    Chrysler Progress Payments                                         -
None                    Chrysler Holdbacks                                                 -
None                    Chrysler Repairs                                                   -
None                    Misc. Holdbacks & Acceptances                                      -
None                    Verson Std. Products                                               -
None                    Corporate                                                          -
None                    Receipt of Escrow                                                  -
None                    Note Receivable                                                    -
                        Additional Receipts
None                              Employee Related/COBRA Receipts-Foothill                 -
None                              Parts & Service Receipts-Foothill                        -
None                              Misc Receipts-Foothill                                   -
None                              Net Proceeds Of Business Sale                            -
None                              Foothill Funding                                         -
None                              GM Funding                                               -
                                                                                ------------
          TOTAL RECEIPTS                                                       $          -
                                                                                ------------

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.



                       OPERATING REPORT Page 2 (6 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                              DISBURSEMENT LISTING
                              --------------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------


Summary of Company Disbursements for the period of January 1, 2001 through January 31, 2001 (1)


DATE DISBURSED            CHECK/WIRE NO.               DESCRIPTION                           AMOUNT
--------------            --------------               -----------                           ------
    Various                   Various        Salaries & Benefits-GM                        $    414,199
    Various                   Various        Salaries & Benefits-Foothill                       362,553
      None                     None          Stay Bonus                                               -
    Various                   Various        Utilities-GM                                        45,008
    Various                   Various        Utilities-Foothill                                  20,761
    Various                   Various        Rents & Leases-GM                                      749
    Various                   Various        Rents & Leases-Foothill                             25,976
      None                     None          Remaining Man. Costs                                     -
      None                     None          Pre-Petition Vendor Payments                             -
      None                     None          Real Estate Taxes                                        -
    Various                   Various        Asset Sale Related Expenses                      1,338,821(1)
    Various                   Various        Foothill Capital-Secured Loan                    9,314,435(1)
    Various                   Various        GM DIP Loan                                      4,344,999(1)
    Various                   Various        Parts Purchases                                      7,425
      None                     None          Professional/Trustee Fees - GM Funded                    -
    Various                   Various        Professional/Trustee Fees - Foothill Funded        147,670
      None                     None          Foothill Principal Payments                              -
      None                     None          Boeing Letter of Credit                                  -
      None                     None          Foothill Interest & Fees                                 -
    Various                   Various        All Other-GM                                         7,730
    Various                   Various        All Other-Foothill                                  52,957

                                                                                           ------------
                                       TOTAL DISBURSEMENTS                                 $ 16,083,284
                                                                                           ------------

(1) Paid upon closing-For presentation purposes, receipts and disbursements assumed to flow through the operating account

(1) Please see attached pages for the detail of disbursements by Company bank account



                       OPERATING REPORT Page 3 (7 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                              DISBURSEMENT LISTING
                              --------------------
                 FOR MONTH ENDING     January 31      ,   2000
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272592
                ----------------------------------------------------------------


DATE DISBURSED            CHECK/WIRE NO.               DESCRIPTION                           AMOUNT
--------------            --------------               -----------                           ------
    Various                   Various        Salaries & Benefits-GM                        $    414,185
    Various                   Various        Salaries & Benefits-Foothill                       292,613
      None                     None          Stay Bonus                                               -
      None                     None          Utilities-GM                                             -
      None                     None          Utilities-Foothill                                       -
      None                     None          Rents & Leases-GM                                        -
      None                     None          Rents & Leases-Foothill                                  -
      None                     None          Remaining Man. Costs                                     -
      None                     None          Pre-Petition Vendor Payments                             -
      None                     None          Real Estate Taxes                                        -
    Various                   Various        Asset Sale Related Expenses                      1,338,821(1)
    Various                   Various        Foothill Capital-Secured Loan                    9,314,435(1)
    Various                   Various        GM DIP Loan                                      4,344,999(1)
    Various                   Various        Parts Purchases                                      7,425
      None                     None          Professional/Trustee Fees - GM Funded                    -
    Various                   Various        Professional/Trustee Fees - Foothill Funded        147,670
      None                     None          Foothill Principal Payments                              -
      None                     None          Boeing Letter of Credit                                  -
      None                     None          Foothill Interest & Fees                                 -
      None                     None          All Other-GM                                             -
      None                     None          All Other-Foothill                                       -

                                                                                           ------------
                                       TOTAL DISBURSEMENTS                                 $ 15,860,149
                                                                                           ------------

(1) Paid upon closing-For presentation purposes, receipts and disbursements assumed to flow through the operating account

You must create a separate list for each bank account for which disbursements were made during the month.



                       OPERATING REPORT Page 3 (8 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                              DISBURSEMENT LISTING
                              --------------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272618
                ----------------------------------------------------------------


DATE DISBURSED            CHECK/WIRE NO.               DESCRIPTION                           AMOUNT
--------------            --------------               -----------                           ------
    None                      None           Salaries & Benefits-GM                        $          -
    None                      None           Salaries & Benefits-Foothill                             -
    None                      None           Stay Bonus                                               -
    None                      None           Utilities-GM                                             -
    None                      None           Utilities-Foothill                                       -
    None                      None           Rents & Leases-GM                                        -
    None                      None           Rents & Leases-Foothill                                  -
    None                      None           Remaining Man. Costs                                     -
    None                      None           Pre-Petition Vendor Payments                             -
    None                      None           Real Estate Taxes                                        -
    None                      None           Asset Sale Related Expenses                              -
    None                      None           Foothill Capital-Secured Loan                            -
    None                      None           GM DIP Loan                                              -
    None                      None           Parts Purchases                                          -
    None                      None           Professional/Trustee Fees - GM Funded                    -
    None                      None           Professional/Trustee Fees - Foothill Funded              -
    None                      None           Foothill Principal Payments                              -
    None                      None           Boeing Letter of Credit                                  -
    None                      None           Foothill Interest & Fees                                 -
    None                      None           All Other-GM                                             -
    None                      None           All Other-Foothill                                       -

                                                                                           ------------
                                       TOTAL DISBURSEMENTS                                 $          -
                                                                                           ------------

You must create a separate list for each bank account for which disbursements were made during the month.



                       OPERATING REPORT Page 3 (9 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                              DISBURSEMENT LISTING
                              --------------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272600
                ----------------------------------------------------------------


DATE DISBURSED            CHECK/WIRE NO.               DESCRIPTION                           AMOUNT
--------------            --------------               -----------                           ------
    Various                   Various        Salaries & Benefits-GM                        $         14
    Various                   Various        Salaries & Benefits-Foothill                        69,940
      None                     None          Stay Bonus                                               -
    Various                   Various        Utilities-GM                                        45,008
    Various                   Various        Utilities-Foothill                                  20,761
    Various                   Various        Rents & Leases-GM                                      749
    Various                   Various        Rents & Leases-Foothill                             25,976
      None                     None          Remaining Man. Costs                                     -
      None                     None          Pre-Petition Vendor Payments                             -
      None                     None          Real Estate Taxes                                        -
      None                     None          Asset Sale Related Expenses                              -
      None                     None          Foothill Capital-Secured Loan                            -
      None                     None          GM DIP Loan                                              -
      None                     None          Parts Purchases                                          -
      None                     None          Professional/Trustee Fees - GM Funded                    -
      None                     None          Professional/Trustee Fees - Foothill Funded              -
      None                     None          Foothill Principal Payments                              -
      None                     None          Boeing Letter of Credit                                  -
      None                     None          Foothill Interest & Fees                                 -
    Various                   Various        All Other-GM                                         7,730
    Various                   Various        All Other-Foothill                                  52,957

                                                                                           ------------
                                       TOTAL DISBURSEMENTS                                 $    223,135
                                                                                           ------------

You must create a separate list for each bank account for which disbursements were made during the month.



                       OPERATING REPORT Page 3 (10 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------
                              DISBURSEMENT LISTING
                              --------------------
                 FOR MONTH ENDING     January 31      ,   2001
                                  ---------------------

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800026501
                ----------------------------------------------------------------


DATE DISBURSED            CHECK/WIRE NO.              DESCRIPTION                            AMOUNT
--------------            --------------              -----------                            ------
    None                      None           Salaries & Benefits-GM                        $          -
    None                      None           Salaries & Benefits-Foothill                             -
    None                      None           Stay Bonus                                               -
    None                      None           Utilities-GM                                             -
    None                      None           Utilities-Foothill                                       -
    None                      None           Rents & Leases-GM                                        -
    None                      None           Rents & Leases-Foothill                                  -
    None                      None           Remaining Man. Costs                                     -
    None                      None           Pre-Petition Vendor Payments                             -
    None                      None           Real Estate Taxes                                        -
    None                      None           Asset Sale Related Expenses                              -
    None                      None           Foothill Capital-Secured Loan                            -
    None                      None           GM DIP Loan                                              -
    None                      None           Parts Purchases                                          -
    None                      None           Professional/Trustee Fees - GM Funded                    -
    None                      None           Professional/Trustee Fees - Foothill Funded              -
    None                      None           Foothill Principal Payments                              -
    None                      None           Boeing Letter of Credit                                  -
    None                      None           Foothill Interest & Fees                                 -
    None                      None           All Other-GM                                             -
    None                      None           All Other-Foothill                                       -

                                                                                           ------------
                                       TOTAL DISBURSEMENTS                                 $          -
                                                                                           ------------

You must create a separate list for each bank account for which disbursements were made during the month.



                       OPERATING REPORT Page 3 (11 of 20)

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------

                 FOR MONTH ENDING     January 31      ,   2000
                                  ---------------------

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)
-------------------------------------------------------

                          Beginning Inventory              $  35,990,968
                                                           -------------

                          Add: purchases                   $       7,425
                                                           -------------

                          Less: goods sold                 $ (35,998,393)(1)
                                                           -------------
                              (cost basis)

                          Ending Inventory                 $           -
                                                           -------------


PAYROLL INFORMATION STATEMENT
-----------------------------

Gross payroll for this period                              $     150,884
                                                           -------------

Payroll taxes due but unpaid                               $           -
                                                           -------------

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS
               ---------------------------------------------------

                                                 Amount of     Payments       Amounts of
                               Date regular       Regular     Delinquent       Payments
  Name of Creditor/Lessor     payment is due      Payment         *           Delinquent*
-------------------------     --------------    ----------    -----------     -----------
MDFC Equipment Leasing Corp   21st each month   $ 68,620                4     $ 274,481

(1) Cost of sales from operations for January is $10,625.50, inventory included in the sale of the Verson division is $41,507,977.97 less inventory reserves eliminated upon the sale of of $6,365,057.02. In addition VSPD inventory of $844,847.04 was either included in the Verson transaction, was sold in a separate sale or is abandoned at suppliers.

* Include only post-petition payments


                            OPERATING REPORT Page 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------

                 FOR MONTH ENDING     January 31      ,   2000
                                  ---------------------

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)
--------------------------------------------------------------


ACCOUNTS RECEIVABLE:
        Beginning month balance              $ 16,501,429
                                             ------------

        Add:    sales on account             $     15,489
                                             ------------

        Less:  collections/adjustments       $    (47,491)
                                             ------------

        End of month balance                 $ 16,469,427
                                             ------------


   0-30 Days           31-60 Days         61-90 Days         Over 90 Days (1)             End of Month
---------------      --------------     --------------     --------------------     ----------------------
   $ 5,784             $ 63,073            $ 21,320            $ 16,379,250               $ 16,469,427
---------------      --------------     --------------     --------------------     ----------------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------

        Beginning of month balance           $          -
                                             ------------

        Add: credit extended                 $    487,915
                                             ------------

        Less: payments of account            $   (487,915)
                                             ------------

        End of month balance                 $          -
                                             ------------


   0-30 Days           31-60 Days         61-90 Days           Over 90 Days               End of Month
---------------      --------------     --------------     --------------------     ----------------------
    $ -                  $ -                $ -                  $ -                         $ -
---------------      --------------     --------------     --------------------     ----------------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

(1) Assumes the following balances by entity are greater than 90 days past due as more detailed information is not available: 1) Verson $11,023,647 2) Corporate $1,996 3) PPI $23,543 4) VSPD $5,743 The remaining $5,324,321 of accounts receivable that is greater than 90 days aged relates to press and non-press receivables.


                             OPERTING REPORT Page 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION                CASE NO.  00 B 28798
            ---------------------------                         ------------

                 FOR MONTH ENDING     January 31      ,   2000
                                  ---------------------


                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

                                                        -----           ----
          1.   Federal Income Taxes                Yes    X       No
                                                        -----           ----

                                                        -----           ----
          2.   FICA withholdings                   Yes    X       No
                                                        -----           ----

                                                        -----           ----
          3.   Employee's withholdings             Yes    X       No
                                                        -----           ----

                                                        -----           ----
          4.   Employer's FICA                     Yes    X       No
                                                        -----           ----

                                                        -----           ----
          5.   Federal Unemployment Taxes          Yes    X       No
                                                        -----           ----

                                                        -----           ----
          6.   State Income Tax                    Yes    X       No
                                                        -----           ----

                                                        -----           ----
          7.   State Employee withholdings         Yes    X       No
                                                        -----           ----

                                                        -----           ----
          8.   All other state taxes               Yes    X       No
                                                        -----           ----


          If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.



                            OPERATING REPORT Page 6

--------------------------------------------------------------------------------
             Department of the Treasury - Internal Revenue Service
(REV. 06-97)    VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
           TO   District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
--------------------------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1           FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                             for the payroll period from 21-Dec-00 to 31-Dec-00
                                                         ---------    ---------

                             Payroll Date                 4-Jan-01
                                                         ---------

Taxes Reported on
form 941, Employer's
Quarterly Federal Tax     Gross wages paid to employees                $  21,082
Return                                                                 ---------
                          Income tax withheld                          $   8,432
                                                                       ---------
                          SOCIAL SECURITY  Employer's Soc. Sec.        $   2,199
                                                                       ---------
                                           Employee's Soc. Sec             2,199
                                                                       ---------
                                           Employer's Medicare               514
                                                                       ---------
                                           Employee's Medicare               514
                                                                       ---------
                                           SOC. SEC & MEDICARE TOTAL   $   5,427
                                                                       ---------
                          Tax Deposited                                $  13,859
                                                                       ---------
                          Date Deposited                     Wired To ADP 1/5/01
                                                             -------------------
--------------------------------------------------------------------------------
SECTION 2           FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                              for the payroll period from ______ to ________

Taxes Reported on
form 940, Employer's      Gross wages paid to employees                $       -
Annual Federal                                                         ---------
Unemployment Tax          Tax Deposited                                $       -
Return                                                                 ---------
                          Date Deposited
                                             --------------

--------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method    /   /  Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)      / X /   Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                         Wired To ADP 1/5/01    Form 8109 FTD received by:  (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                            Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                  Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


15 of 20
Payroll 1.05                        Cat. #43099Z          Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
             Department of the Treasury - Internal Revenue Service
(REV. 06-97)    VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
           TO   District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
--------------------------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1           FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                             for the payroll period from  1-Jan-01 to  7-Jan-01
                                                         ---------    ---------

                             Payroll Date                12-Jan-01
                                                         ---------

Taxes Reported on
form 941, Employer's
Quarterly Federal Tax     Gross wages paid to employees                $     970
Return                                                                 ---------
                          Income tax withheld                          $     405
                                                                       ---------
                          SOCIAL SECURITY  Employer's Soc. Sec.        $     154
                                                                       ---------
                                           Employee's Soc. Sec               154
                                                                       ---------
                                           Employer's Medicare                36
                                                                       ---------
                                           Employee's Medicare                36
                                                                       ---------
                                           SOC. SEC & MEDICARE TOTAL   $     379
                                                                       ---------
                          Tax Deposited                                $     784
                                                                       ---------
                          Date Deposited                    Wired To ADP 1/12/01
                                                            --------------------
--------------------------------------------------------------------------------
SECTION 2           FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                              for the payroll period from ______ to ________

Taxes Reported on
form 940, Employer's      Gross wages paid to employees                $       -
Annual Federal                                                         ---------
Unemployment Tax          Tax Deposited                                $       -
Return                                                                 ---------
                          Date Deposited
                                             --------------

--------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      /   / Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        / X /  Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                         Wired To ADP 1/12/01   Form 8109 FTD received by:  (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                            Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                  Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


16 of 20
Payroll 1.12                        Cat. #43099Z          Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
             Department of the Treasury - Internal Revenue Service
(REV. 06-97)    VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
           TO   District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
--------------------------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1           FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                             for the payroll period from 8-Jan-01 to  14-Jan-01
                                                         ---------    ---------

                             Payroll Date                19-Jan-01
                                                         ---------

Taxes Reported on
form 941, Employer's
Quarterly Federal Tax     Gross wages paid to employees                $   7,695
Return                                                                 ---------
                          Income tax withheld                          $   1,725
                                                                       ---------
                          SOCIAL SECURITY  Employer's Soc. Sec.        $     762
                                                                       ---------
                                           Employee's Soc. Sec               762
                                                                       ---------
                                           Employer's Medicare               178
                                                                       ---------
                                           Employee's Medicare               178
                                                                       ---------
                                           SOC. SEC & MEDICARE TOTAL   $   1,881
                                                                       ---------
                          Tax Deposited                                $   3,606
                                                                       ---------
                          Date Deposited                    Wired To ADP 1/19/01
                                                            --------------------
--------------------------------------------------------------------------------
SECTION 2           FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                              for the payroll period from ______ to ________

Taxes Reported on
form 940, Employer's      Gross wages paid to employees                $       -
Annual Federal                                                         ---------
Unemployment Tax          Tax Deposited                                $       -
Return                                                                 ---------
                          Date Deposited
                                             --------------

--------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      /   / Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        / X /  Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)   Date of Deposit        EFTPS acknowledgement number or
                          Wired To ADP 1/19/01   Form 8109 FTD received by:  (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)   Date of Deposit        EFTPS acknowledgement number or
                                                 Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                             Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                   Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


17 of 20
Payroll 1.19                        Cat. #43099Z          Form 6123 (rev. 06-97)

--------------------------------------------------------------------------------
             Department of the Treasury - Internal Revenue Service
(REV. 06-97)    VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
           TO   District Director, Internal Revenue Service
                Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
          FROM: Name of Taxpayer         Allied Products Corp
--------------------------------------------------------------------------------
                Taxpayer Address         1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit (s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
--------------------------------------------------------------------------------
SECTION 1           FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                             for the payroll period from 15-Jan-01 to 26-Jan-01
                                                         ---------    ---------
                             Payroll Date                26-Jan-01
                                                         ---------

Taxes Reported on
form 941, Employer's
Quarterly Federal Tax     Gross wages paid to employees                $  63,368
Return                                                                 ---------
                          Income tax withheld                          $  19,037
                                                                       ---------
                          SOCIAL SECURITY  Employer's Soc. Sec.        $   6,239
                                                                       ---------
                                           Employee's Soc. Sec             6,239
                                                                       ---------
                                           Employer's Medicare             1,459
                                                                       ---------
                                           Employee's Medicare             1,459
                                                                       ---------
                                           SOC. SEC & MEDICARE TOTAL   $  15,397
                                                                       ---------
                          Tax Deposited                                $  34,433
                                                                       ---------
                          Date Deposited                    Wired To ADP 1/26/01
                                                            --------------------
--------------------------------------------------------------------------------
SECTION 2           FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION

                              for the payroll period from ______ to ________

Taxes Reported on
form 940, Employer's      Gross wages paid to employees                $       -
Annual Federal                                                         ---------
Unemployment Tax          Tax Deposited                                $       -
Return                                                                 ---------
                          Date Deposited
                                             --------------

--------------------------------------------------------------------------------
                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY) This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
--------------------------------------------------------------------------------
Deposit Method      /   / Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        / X /  Electronic Federal Payment System (EFTPS) Deposit
--------------------------------------------------------------------------------
Amount (Form 941 Taxes)   Date of Deposit        EFTPS acknowledgement number or
                          Wired To ADP 1/26/01   Form 8109 FTD received by:  (1)
--------------------------------------------------------------------------------
Amount (Form 940 Taxes)   Date of Deposit        EFTPS acknowledgement number or
                                                 Form 8109 FTD received by:
--------------------------------------------------------------------------------
Depositor's Employer                             Name and Address of Bank
Identification Number:
--------------------------------------------------------------------------------
Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
--------------------------------------------------------------------------------
Signed:                   Date:
--------------------------------------------------------------------------------
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
--------------------------------------------------------------------------------
(1) Information is provided on a quarterly basis.


18 of 20
Payroll 1.26                        Cat. #43099Z          Form 6123 (rev. 06-97)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY



I, Richard Drexler, acting as the duly authorized agent for

Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures,

statements, disbursement itemizations, and account balances as listed in this

Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                    --------------------------------------------
                                    For the Debtor In Possession (Trustee)

                                    Print or type name and capacity of
                                    person signing this Declaration:

                                               Richard A. Drexler
                                    --------------------------------------------

                                         Chairman, President, CEO and CFO
                                    --------------------------------------------




DATED:
       -----------------------------











                             OPERATING REPORT Page 8

                                  FLOW OF FUNDS



CASH RECEIVED FROM PURCHASER                                      $20,000,000.00

Excess Cash Returned to Purchaser                                   -$397,301.79
  (includes $1700 adjustment for payment to
   title company on Purchaser's behalf)

Additional Indemnification Escrow Payment                           -$199,390.95

Assumed Liabilities
          Toyota                                   -$4,395.05
          Dunteman Farms                           -$2,750.00
          Underground Vault & Storage              -$1,440.00
          IBM                                     -$49,408.47
          Siemens Credit Corp                     -$10,261.08
          Pitney Bowes                             -$1,393.35
          Xerox                                   -$37,445.14
          Ricoh                                   -$10,142.60
          OCE-USA                                  -$3,301.41
          Solid Systems CAD Service               -$25,480.00
          Praxair                                  -$9,120.95
          Praxair/Gas Tech                         -$5,062.10
                                            ------------------
                                                                    -$160,200.15

Wire Transfers
          JTL                                     -$45,891.18
          Title Company                          -$263,719.47
          Foothill Capital                     -$9,314,435.30
                                            ------------------
                                                                  -$9,624,045.95
Held in Escrow
          General Motors                       -$4,344,999.00
          Meany, Inc.                             -$50,855.00
          Wheelon                                -$210,988.04
          Door Systems                             -$4,096.06
          Triple-E                                 -$6,378.50
                                            ------------------
                                                                  -$4,617,316.60
                                                           ---------------------

NET PROCEEDS TO COMPANY                                            $5,001,744.56
                                                           =====================